UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 13, 2020

AMPLIFY ENERGY CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35512	82-1326219
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1700 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 490-8900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AMPY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard.

On October 13, 2020, Amplify Energy Corp. (the “Company”), received written notification (the “Notice”) from the New York Stock Exchange (“NYSE”) that the Company no longer satisfies the continued listing compliance standards set forth under Section 802.01C of the NYSE Listed Company Manual (“Section 802.01C”) because the average closing price of the Company’s common stock, par value $0.01 per share (the “Common Stock”), was below $1.00 over a 30 consecutive trading-day period that ended October 12, 2020. Under the NYSE’s rules, the Company has six months following receipt of the notification to regain compliance with the minimum share price requirement.

As required by the NYSE, the Company is notifying the NYSE of its intent to cure the deficiency and return to compliance with the NYSE’s continued listing requirements. The Company can regain compliance at any time during the six-month cure period if on the last trading day of any calendar month during the cure period, the Common Stock has a closing share price of at least $1.00 and an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of that month. Under NYSE rules, the Common Stock will continue to be listed on the NYSE during this six-month cure period, subject to the Company’s compliance with other continued listing requirements. The Common Stock symbol “AMPY” will be assigned a “.BC” indicator by the NYSE to signify that the Company currently is not in compliance with the NYSE’s continued listing requirements. If the Company fails to regain compliance with Section 802.01C during the cure period, the Common Stock will be subject to the NYSE’s suspension and delisting procedures.

Item 7.01	Regulation FD Disclosure.

On October 14, 2020, the Company issued a press release with respect to the receipt of the Notice. A copy of the press release is attached hereto as Exhibit 99.1. The information furnished in this Item 7.01 (including the exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release Issued by Amplify Energy Corp. on October 14, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 14, 2020	AMPLIFY ENERGY CORP.

	By:	/s/ Martyn Willsher
	Name:	Martyn Willsher
	Title:	Interim Chief Executive Officer, Senior Vice President and Chief Financial Officer